UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07471

Matthew 25 Fund

(Exact name of registrant as specified in charter)

715 Twining Road

Suite 212

Dresher, PA  19025

 (Address of principal executive offices) (Zip code)

Mark Mulholland

715 Twining Road

Suite 212

Dresher, PA  19025

(Name and address of agent for service)

Registrant's telephone number, including area code: (215) 884-4458

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Matthew 25 Fund

SEMI-ANNUAL REPORT

JUNE 30, 2022

(UNAUDITED)

Matthew 25 Fund

1-888-M25-FUND

Fund Symbol: MXXVX

Website: www.matthew25fund.com

This report is provided for the general information of Matthew 25 Fund shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund. Please read it carefully before you invest.

MATTHEW 25 FUND

MANAGER’S COMMENTARY

JUNE 30, 2022 (UNAUDITED)

Dear Matthew 25 Fund Shareholders,

Our Matthew 25 Fund declined 24.36% for the first six months of 2022.  We have completed 26 and ½ years in business.  Over this period, a $10,000 investment in our Fund at the start of 1996 grew to $138,038 during our Fund’s 26.5 years as a public investment company.  This was a 10.41% average annual compounded return after all expenses and fees.  During this same time period, a $10,000 investment in the S&P 500 Index grew to $100,931.  An S&P 500 Index Fund’s return would have been lower than this 9.11% average annual return after deducting any expenses and fees occurring within the selected index fund.

The following table shows our portfolio holdings including additions and deletions for the first six months, followed by the price changes for each:

		Beginning	Ending	%
Portfolio Throughout 2022 (6 mos.)	Ticker	Price	Price	Change
Apple, Inc.	AAPL	$177.57	$136.72	-23.01%
Farmer Mac Class C	AGM	$123.93	$97.65	-21.21%
Farmer Mac Class A	AGM.A.N	$120.00	$93.00	-22.50%
Amazon.com, Inc.	AMZN	$166.72	$106.21	-36.29%
Brandywine Realty Trust	BDN	$13.42	$9.64	-28.17%
Berkshire Hathaway, Inc. Class A	BRK/A	$450,662.00	$408,950.00	-9.26%
Canadian Pacific Railway Ltd.	CP	$71.94	$69.84	-2.92%
East West Bancorp, Inc.	EWBC	$78.68	$64.80	-17.64%
FedEx Corp.	FDX	$258.64	$226.71	-12.35%
Goldman Sachs Group, Inc.	GS	$382.55	$297.02	-22.36%
JP Morgan Chase & Co.	JPM	$158.35	$112.61	-28.89%
KKR & Co., Inc. Class A	KKR	$74.50	$46.29	-37.87%
MasterCard, Inc. Class A	MA	$359.32	$315.48	-12.20%
Meta Platforms, Inc. Class A	META	$336.35	$161.25	-52.06%
Madison Square Garden Ent. Class A	MSGE	$70.34	$52.62	-25.19%
Polaris, Inc.	PII	$109.91	$99.28	-9.67%
Park Hotels & Resorts, Inc.	PK	$18.88	$13.57	-28.13%
Qualcomm, Inc.	QCOM	$182.87	$127.74	-30.15%
Interface, Inc.	TILE	$15.95	$12.54	-21.38%

Portfolio Additions
Five Below, Inc.	FIVE	$135.95	$113.43	-16.56%
Heartland Express, Inc.	HTLD	$13.91	$13.91	0.00%
Penn National Gaming, Inc.	PENN	$36.65	$30.42	-17.00%
Tesla, Inc.	TSLA	$664.10	$673.42	1.40%

Portfolio Deletion
Corteva, Inc.	CTVA	$47.28	$57.76	22.17%
Pfizer, Inc.	PFE	$59.05	$50.90	-13.80%
Vistra Energy Corp.	VST	$22.77	$21.76	-4.44%

Pfizer and Vistra are defensive stock holdings. Generally, defensive stocks are good to have in a portfolio for they sometimes hold their prices better in a downturn and can be a source of funds for better investments when most other stock prices drop. Corteva was fairly priced and I did not have a full position in our portfolio. I like this company’s long-term potential and hope to have another opportunity to obtain a full position, a 4 to 5%

Semi-Annual Report| 2

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

JUNE 30, 2022 (UNAUDITED)

holding in its stock, but only at the right intrinsic price to value of course! All three were sold to purchase new holdings for our portfolio which I believe offer greater potential returns going forward.  I will cover these investments later in my letter.

Let’s talk about this Bear Market now.  This headline from Reuters sums up this market quite well!

“S&P 500 ends brutal first half '22 with largest percentage loss since 1970”

This current S&P 500 Index’s high point was recorded on 1/3/22 at $4,796.56. As of the writing of this letter, the bottom occurred on 6/16/22 at $3,666.77 for a decline of 23.55%. The damage started earlier and was greater on the NASDAQ, peaking on 11/19/21 at $16,057.44 and hitting its nadir, so far, also on 6/16/22 of $10,646.10 for a decline of 33.7%.  A Bear Market is identified when we have a decline of 20% or more from the index’s highest closing price.

The questions I have been asked the most during this downturn have been either “When is this going to end?” or “When will the market turn up?” or some variations of these two questions. My answer is always “I do not know”, also that “no one else knows either!” There is something innate in human nature that we desire to know the future. It is why the financial media bring on forecasters, prognosticators and predictors even though they know from their own experiences that these pundits are only randomly correct. Try not to listen to these “experts” regardless if they are foretelling doom or boom. No persons know the future unless they are inspired by a higher power and are rightly called “Prophets.”  As far I can tell, God has never inspired prophets to lead us to monetary profits.

However, we do not need to operate without any guidance. In the words of Mark Twain, “History doesn’t repeat itself, but it often rhymes!”  There have been 13 Bear Markets since 1930 including this current one. What can we learn from the other 12? First, is duration.  The average time period for these major declines is 16.25 months. The range is 1 month for the 2020 decline and 39 months for the 1999-2002 period. As I write this letter, we have already knocked off more than 6 months. So we may have 10 more months of weakness based on this average.  However, based on the longest and shortest past bear markets, this one could end tomorrow, already has bottomed on June 16th or still has an additional 2 ¾ years to go. Plan for more time of market weakness, but be open-minded that it can turn anytime or already has bottomed.

Additional data we can garner from the past are the potential returns after these bear markets.  I chose 5 years since our Matthew 25 Fund is a long-term investment fund.  The average 5 years’ return after the previous 11 bear markets, not including 2020, was a future value of 210.91%.This was an annual average compounded return of 16.1%, with a range of yearly returns from 5.55% to 29.41%. Returns were positive every time. When this bear market ends, you can expect positive returns in the following five years and potentially very high returns!

Semi-Annual Report| 3

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

JUNE 30, 2022 (UNAUDITED)

The playbook I use in bear markets is to review our holdings based on price risks and credit risks. Search for potential outperformers going forward.  Make the changes necessary for the pending potential bull market.  I do not “Time” the stock market, but I try to use bear markets to improve our portfolio’s long-term return potential. This will come from improvement of businesses quality, greater price to value discounts or higher growth potential. In this current bear market, I believe the best opportunities are in Growth Investments.  A clue can be seen in the underperformance of the NASDAQ as compared to the S&P 500 and Dow Jones Indexes.  There is a higher weighting of growth stocks in the NASDAQ and these have declined further. I have been actively searching for growth stocks at reasonable prices which may prove to be the better investments in the coming years.  All four of our new investments are potentially high growers at reasonable prices. This is best shown in the following PEG Ratios for our portfolio (Price to Earnings Ratio divided by estimated 5 Years’ Growth Rates):

Matthew 25 Fund Growth and Growth/Value	Ticker	June 30th Price	Est. 2022 EPS	Forward PE Ratio	Est. 5 Years’ Growth Rate	PEG Ratio
Apple (2)	AAPL	$136.72	$6.09	22.45	12.70%	1.77
Farmer Mac "C" (1)	AGM	$97.65	$11.04	8.85	11.00%	0.80
Farmer Mac "A" (1)	AGM.A	$93.00	$11.04	8.42	11.00%	0.77
Amazon.com (1)	AMZN	$106.21	$0.70	151.73	40.50%	3.75
Berkshire Hathaway "A" (2)	BRK/A	$408,950.00	$18,165.00	22.51	7.00%	3.22
Canadian Pacific Railway (2)	CP	$69.84	$2.86	24.42	9.50%	2.57
East West Bancorp (2)	EWBC	$64.80	$7.22	8.98	10.00%	0.90
FedEx (1)	FDX	$226.71	$22.79	9.95	11.46%	0.87
Five Below (2)	FIVE	$113.43	$4.99	22.73	19.70%	1.15
Goldman Sachs (2)	GS	$297.02	$34.76	8.54	12.80%	0.67
Heartland Express (1)	HTLD	$13.91	$0.95	14.64	13.30%	1.10
JP Morgan Chase (2)	JPM	$112.61	$11.26	10.00	5.00%	2.00
KKR & Co. (1)	KKR	$46.29	$4.28	10.82	6.00%	1.80
MasterCard (1)	MA	$315.48	$10.54	29.93	23.27%	1.29
Meta Platforms "A" (2)	FB	$161.25	$11.34	14.22	11.00%	1.29
Penn National Gaming (3)	PENN	$30.42	$2.00	15.21	19.50%	0.78
Polaris Industries (3)	PII	$99.28	$10.25	9.69	10.00%	0.97
Qualcomm (2)	QCOM	$127.74	$12.48	10.24	16.70%	0.61
Interface (1)	TILE	$12.54	$1.34	9.36	33.10%	0.28
Tesla	TSLA	$673.42	$11.23	59.97	30.00%	2.00

(1) Consensus Data as per Yahoo Finance
(2) Consensus Data as per Zacks
(3) Estimates as per Value Line
Weighted Average (WAV)
WAV PEG Ratio = 1.2

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MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

JUNE 30, 2022 (UNAUDITED)

What Is the Price/Earnings-to-Growth (PEG) Ratio?

The price/earnings to growth ratio (PEG ratio) is a stock's price-to-earnings (P/E) ratio divided by the growth rate of its earnings for a specified time period. The PEG ratio is used to determine a stock's value while also factoring in the company's expected earnings growth, and it is thought to provide a more complete picture than the more standard P/E ratio.

What Does the Price/Earnings-to-Growth PEG Ratio Tell You? While a low P/E ratio may make a stock look like a good buy, factoring in the company's growth rate to get the stock's PEG ratio may tell a different story. The lower the PEG ratio, the more the stock may be undervalued given its future earnings expectations. Adding a company's expected growth into the ratio helps to adjust the result for companies that may have a high growth rate and a high P/E ratio.

The above table covers the PEG Ratio for our Growth and Growth/Value holdings which were 87% of our portfolio.  These holdings had a weighted average PEG Ratio of 1.20.  As a base comparison, the Forward PE Ratio for the S&P 500 was 16.86 ($3,785.38 divided by $224.54, which was Standard & Poor’s 2022 earnings estimate  as of June 15th.).  The average growth in the index’s earnings was 6.44% for more than the past 30 years.  This generates an estimated Stock Market Forward PEG Ratio of 2.62. Therefore, our Matthew 25 Fund’s portfolio PEG Ratio is less than half of the broader stock market. As stated in the definition above, when comparing PEG Ratios lower is better. I believe our Growth and Growth/Value holdings’ lower PEG Ratio gives these holdings higher potential long-term returns than the S&P 500 Index, but only time will tell!

The remaining 13% of our portfolio was in cash and three Value Investments, Brandywine, Madison Square Garden and Park Hotels.  Investments with prices much below high quality asset values can be very profitable in my experience. All three stocks own unique real estate assets and are selling below the cost basis of these real estate assets as measured by Adjusted Book Value. (This calculates property costs per share less any debt.)  The real estate could become more valuable over time especially if inflation continues. These investments do have some growth potential from development projects underway now and planned projects in the future, but currently I am only analyzing them on the basis of their under valuations.

This letter is to explain briefly my strategy for our Matthew 25 Fund’s portfolio during this bear market. Hopefully, it will also aide you to be a Steady Investor (one who steadily holds and does not sell into a bear market decline) and even possibly be a Ready Investor (one who is able and willing to buy more shares in a bear market selloff). This topic was covered with greater depth in my letter to you three years ago, and is available on our website. The direct link is as follows, just copy or type it into your browser:

https://www.matthew25fund.com/wp-content/uploads/2019/09/Matthew-25-Semi-Annual-Print-2019.pdf

Semi-Annual Report| 5

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

JUNE 30, 2022 (UNAUDITED)

Being a steady investor is good and I will continue working to improve our Matthew 25 Fund’s portfolio, so that when stock prices return to normal you will have greater return potential going forward than before the downturn.  I do believe being a Ready Investor may be even better for you because every purchase of any amount counts. The new purchases help turn a painful experience into a gainful one. Instead of just breaking even when prices return to a higher level, the new purchases can make your account profitable. Being Steady and Ready Investors takes courage. Good information can help one to have courage.  Hopefully, my letter provides you with good information.

In conclusion, please know that I practice what I preach. My wife and I have been Ready Investors throughout this downturn and will continue to do so if we have the financial wherewithal.  We owned 801,206 shares of our Matthew 25 Fund as of 12/31/2021 and by 6/30/22 we increased our number of shares to 815,719. This was done by 90 separate small purchases over those six months. Small and manageable purchases usually made on down days for the stock market.  I do this because I believe this market will turn upwards again in the future. Our legacy holdings are attractively priced, and our new holdings may increase our potential returns. I wish to benefit from these factors along with all of our Matthew 25 Owners!  As always, I would like to say “Thank you for choosing our Matthew 25 Fund as one of your investment choices.” It is an honor to work for you and to invest side-by-side with you.

Good fortune,

Mark Mulholland

Except for any historical information, the matters discussed in this letter contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties, including activities, events or developments that the Advisor expects, believes or anticipates will or may occur in the future. A number of factors could cause actual results to differ from those indicated in the forward-looking statements.  Such statements are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that such statements are not guarantees of future performance and actual results may differ materially from those set forth in the forward-looking statements. The Advisor undertakes no obligation to publicly update or revise forward-looking statements whether as a result of new information or otherwise.

Semi-Annual Report| 6

MATTHEW 25 FUND

PERFORMANCE ILLUSTRATION

JUNE 30, 2022 (UNAUDITED)

 Cumulative Performance Comparison of $10,000 Investment Since December 31, 1995

Average Annual Total Returns
For the Periods Ended June 30, 2022

	Matthew 25 Fund	S&P 500 Index
1 Year	-20.81%	-10.62%
3 Year	4.54%	10.57%
5 Year	7.15%	11.30%
10 Year	10.41%	12.95%
12/31/1995 - 12/31/2022	10.41%	9.11%

The graph above represents the changes in value for an initial $10,000 investment in the Matthew 25 Fund from 12/31/1995 to 06/30/2022.  These changes are then compared to a $10,000 investment in the Standard & Poor’s 500 Index (“S&P 500”). The Fund's returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

The S&P 500 is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

Semi-Annual Report| 7

MATTHEW 25 FUND

TOP TEN HOLDINGS & ASSET ALLOCATION

JUNE 30, 2022 (UNAUDITED)

Top Ten Holdings	(% of Net Assets)

Goldman Sachs Group, Inc.	16.08%
FedEx Corp.	10.82%
Federal Agricultural Mortgage Corp.	6.60%
Polaris, Inc.	6.19%
Qualcomm, Inc.	5.98%
Meta Platforms, Inc. Class A	4.94%
Apple, Inc.	4.77%
Berkshire Hathaway, Inc. Class A	4.65%
Interface, Inc.	4.44%
Park Hotels & Resorts, Inc.	4.36%
68.83%

Asset Allocation	(% of Net Assets)

Security Brokers, Dealers & Exchanges	16.08%
Air Courier Services	10.82%
Hotels & Motels	6.76%
Federal & Federally - Sponsored Credit Agencies	6.60%
Transportation Equipment	6.19%
Radio & Tv Broadcasting & Communication Equipment	5.98%
Services-Computer Programming, Data Processing, Etc.	4.94%
Electronic Computers	4.77%
Fire, Marine & Casualty Insurance	4.65%
Carpets & Rugs	4.44%
National Commercial Bank	4.34%
Real Estate Investment Trusts	4.30%
Investment Advice	4.08%
Services-Amusement & Recreation Services	3.96%
State Commercial Banks	3.69%
Retail-Catalog & Mail-Order Houses	2.34%
Retail-Variety Stores	2.19%
Business Services	1.16%
Motor Vehicles & Passenger Car Bodies	0.99%
Trucking (No Local)	0.51%
Railroads, Line-Haul Operations	0.47%
Money Market Fund	0.41%
Other Assets Less Liabilities, Net	0.33%
100.00%

* Indicates a combined position.

Industries are categorized using Standard Industrial Classification (SIC).

Semi-Annual Report| 8

MATTHEW 25 FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2022 (UNAUDITED)

Shares/Principal Amount		Cost	Value	% of Net Assets

COMMON STOCKS

Air Courier Services
130,000	FedEx Corp.	$12,778,093	$29,472,300	10.82%

Business Services
-	The Depository Trust & Clearing Corp. (Acquisition Dates 08/24/12 - 02/26/20) (*) (***) (b)	1,165	4,087
10,000	MasterCard, Inc. Class A	195,220	3,154,800
		196,385	3,158,887	1.16%
Carpets & Rugs
965,000	Interface, Inc.	9,045,042	12,101,100	4.44%

Electronic Computers
95,000	Apple, Inc.	320,135	12,988,400	4.77%

Federal & Federally - Sponsored Credit Agencies
112,500	Federal Agricultural Mortgage Corp. Class C	6,097,702	10,985,625
78,000	Federal Agricultural Mortgage Corp. Class A **	5,067,025	7,000,500
		11,164,727	17,986,125	6.60%
Fire, Marine & Casualty Insurance
31	Berkshire Hathaway, Inc. Class A *	2,173,870	12,677,450	4.65%

Hotels & Motels
875,000	Park Hotels & Resorts, Inc.	15,751,144	11,873,750
215,000	Penn National Gaming, Inc. *	7,880,446	6,540,300
		23,631,590	18,414,050	6.76%
Investment Advice
240,000	KKR & Co., Inc. Class A	2,900,265	11,109,600	4.08%

Motor Vehicles & Passenger Car Bodies
4,000	Tesla, Inc. *	2,656,388	2,693,680	0.99%

National Commercial Bank
105,000	JP Morgan Chase & Co.	3,542,246	11,824,050	4.34%

Radio & Tv Broadcasting & Communication Equipment
127,500	Qualcomm, Inc.	16,670,005	16,286,850	5.98%

Railroads, Line-Haul Operations
18,500	Canadian Pacific Railway Ltd.	81,789	1,292,040	0.47%

Real Estate Investment Trusts
1,215,000	Brandywine Realty Trust	12,545,501	11,712,600	4.30%

Retail-Catalog & Mail-Order Houses
60,000	Amazon.com, Inc. *	5,937,640	6,372,600	2.34%

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report| 9

MATTHEW 25 FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2022 (UNAUDITED)

Shares/Principal Amount		Cost	Value	% of Net Assets

Retail-Variety Stores
52,500	Five Below, Inc. *	$7,137,388	$5,955,075	2.19%

Security Brokers, Dealers & Exchanges
147,500	Goldman Sachs Group, Inc.	16,967,614	43,810,450	16.08%

Services-Amusement & Recreation Services
205,000	Madison Square Garden Entertainment Corp. Class A *	14,577,488	10,787,100	3.96%

Services-Computer Programming, Data Processing, Etc.
83,500	Meta Platforms, Inc. Class A *	11,966,563	13,464,375	4.94%

State Commercial Banks
155,000	East West Bancorp, Inc.	4,741,169	10,044,000	3.69%

Transportation Equipment
170,000	Polaris, Inc.	9,479,435	16,877,600	6.19%

Trucking (No Local)
100,000	Heartland Express, Inc.	1,391,326	1,391,000	0.51%

	Total Common Stocks	169,904,659	270,419,332	99.26%

MONEY MARKET FUND
1,113,194	First American Government Obligation Fund Class Z, 0.02% (a)	1,113,194	1,113,194	0.41%

	Total Investments	$171,017,853	$271,532,526	99.67%

	Other Assets Less Liabilities, Net		901,796	0.33%

	Net Assets		$272,434,322	100.00%

* Non-Income producing securities during the period.

** Level 2 Security

*** Level 3 Security

(a) Variable rate security; the rate shown represents the yield at June 30, 2022.

(b) Actual shares owned 0.110 shares.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report| 10

MATTHEW 25 FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2022 (UNAUDITED)

Assets
Investment in securities at market value (cost $171,017,853)	$ 271,532,526
Cash	6,100
Receivables:
Shares sold	99,857
Dividends & Interest	165,163
Securities Sold	2,253,343
Prepaid expenses	25,594
Total Assets	274,082,583
Liabilities
Payables:
Securities purchased	1,566,787
Shares redeemed	30,572
Trustee fees	23,290
Accrued expenses	27,612
Total Liabilities	1,648,261

Net Assets (Equivalent to $26.77 per share based on 10,175,279	$ 272,434,322
shares of capital stock outstanding, 100,000,000 shares
authorized, $0.01 par value)
Minimum redemption price per share $26.77 x 0.98 = $26.23 (Note 7)

Composition of Net Assets
Shares of common stock	$ 101,753
Additional paid-in capital	146,187,630
Distributable earnings	126,144,939

Net Assets	$ 272,434,322

The accompanying notes are an integral part of these financial statements.

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MATTHEW 25 FUND

STATEMENT OF OPERATIONS

For the six months ended June 30, 2022 (UNAUDITED)

Investment Income
Dividends	$ 2,682,020
Interest	1,735
Total Investment Income	2,683,755

Expenses
Management fees	1,621,768
Transfer agent and accounting fees	33,446
Trustees' fees and expenses	24,992
Custodian and bank fees	24,454
Compliance Officer fees	12,519
Professional fees	11,901
Registration fees	11,454
Postage & printing fees	9,465
Office expenses	8,105
Insurance	8,076
NSCC fees	3,106
NASDAQ fees	348
Total Expenses	1,769,634

Net Investment Income	914,121

Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investments	11,079,266
Net change in unrealized appreciation (depreciation) on investments	(101,649,891)
Net realized and unrealized loss from investments	(90,570,625)

Net decrease in net assets resulting from operations	$ (89,656,504)

The accompanying notes are an integral part of these financial statements.

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MATTHEW 25 FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited)
	Six Months
	Ended	Year Ended
	6/30/2022	12/31/2021

Increase (Decrease) in Net Assets From Operations
Net investment income	$ 914,121	$ 1,094,515
Net realized gain from investments	11,079,266	47,591,362
Unrealized appreciation (depreciation) on investments	(101,649,891)	22,775,045
Net increase (decrease) in assets resulting from operations	(89,656,504)	71,460,922

Distributions to Shareholders	-	(40,747,141)

Capital Share Transactions	(14,307,792)	9,747,587

Total Increase (Decrease) in Net Assets	(103,964,296)	40,461,368

Net Assets at Beginning of Period/Year	376,398,618	335,937,250

Net Assets at End of Period/Year	$272,434,322	$376,398,618

The accompanying notes are an integral part of these financial statements.

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MATTHEW 25 FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period/year:

(Unaudited) Six Months Ended 6/30/2022		Years Ended 12/31/2021		12/31/2020	12/31/2019	12/31/2018	12/31/2017
Net Asset Value - Beginning of Period/Year	$ 35.39		$ 32.47		$ 32.04	$ 22.97	$ 34.05	$ 29.39
Net Investment Income (1)	0.09		0.11		0.16	0.12	0.12	0.07
Net Gains or (Losses) on Investments (realized and unrealized)	(8.71)		7.04		3.88	9.54	(6.74)	7.18
Total from Investment Operations	(8.62)		7.15		4.04	9.66	(6.62)	7.25
Less Distributions								
From net investment income	0.00		(0.11)		(0.17)	(0.12)	(0.13)	(0.07)
From realized gains	0.00		(4.12)		(3.46)	(0.48)	(4.34)	(2.53)
Total Distributions	0.00		(4.23)		(3.63)	(0.60)	(4.47)	(2.60)
Paid in capital from redemption fees	0.00	*	0.00	*	0.02	0.01	0.01	0.01
Net Asset Value - End of Period/Year	$ 26.77		$ 35.39		$ 32.47	$ 32.04	$ 22.97	$ 34.05
Total Return (2)	(24.36)%	(4)	22.27%		12.90%	42.14%	(19.47)%	24.69%
Net Assets - End of Period/Year (000's omitted)	$ 272,434		$ 376,399		$ 335,937	$ 373,278	$ 285,010	$ 422,798
Ratio of Expenses to Average Net Assets	1.09%	(3)	1.07%		1.11%	1.08%	1.10%	1.08%
Ratio of Net Investment Income to Average Net Assets	0.56%	(3)	0.30%		0.52%	0.41%	0.36%	0.22%
Portfolio Turnover Rate	12.39%	(4)	25.43%		14.51%	10.99%	24.55%	10.87%

(1) Per share net investment income (loss) has been determined on the average number of shares outstanding during the year.

(2) Total return assumes reinvestment of dividends.

(3) Annualized.

(4) Not Annualized.

* Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report| 14

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2022 (UNAUDITED)

NOTE 1 - Nature of Operations

Matthew 25 Fund, Inc. was incorporated on August 28, 1995 in Pennsylvania and commenced operations on October 16, 1995. On November 2, 2012, a new Pennsylvania business trust was formed as Matthew 25 Fund. On January 1, 2013, Matthew 25 Fund was merged into the new business trust, and all of the attributes and ownership of the Pennsylvania Corporation (formerly Matthew 25 Fund, Inc.) are now part of the business trust known as Matthew 25 Fund (the “Fund”). The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933. The Fund’s objective is to seek long-term capital appreciation. Income is a secondary objective.

NOTE 2 - Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund. The Fund follows the accounting and reporting guidance of FASB Accounting Standard Codification 946 applicable to investment companies.

Security Valuation

All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes

The Fund makes no provision for federal income or excise tax.  The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2018-2021). The Fund identifies their major tax jurisdiction as U.S. Federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended June 30, 2022, the Fund did not incur any interest or penalties.

Distributions to Shareholders

The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, annually.

Cash and Cash Equivalents

The Fund considers all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents. The Fund may, during the ordinary course of business, maintain account balances with banks in excess of federally

Semi-Annual Report| 15

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2022 (UNAUDITED)

insured limits. The Fund has not experienced losses on these accounts, and management believes that the Fund is not exposed to significant risks on such accounts.

Security Transactions and Investment Income

The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Subsequent Events

Management has evaluated subsequent events through the date the financial statements were issued and has determined no such events requiring disclosure.

NOTE 3 – Securities Valuations

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

The Fund's Board of Trustees has adopted guidelines for Fair Value Pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees. Generally, Fair Value Pricing is used only when market prices are unavailable. As an example, if trading is halted on one of the Fund's portfolio holdings while the market remains open for most other securities, the Advisor may use Fair Value Pricing to value the holding in order to calculate the day's NAV.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments in active markets, interest rates, implied volatilities, credit spreads, yield curves, and market-collaborated inputs.

Semi-Annual Report| 16

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2022 (UNAUDITED)

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the company's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Exchange or NASDAQ securities that have not recently traded are valued at the last bid price in the securities primary market. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2, or level 3 as applicable.

Short-term investment. Investments in other open-end investment companies, including money market funds, are valued at the investment company's net asset value per share. These securities will be categorized Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund's assets and liabilities measured at fair value as of June 30, 2022:

	Financial Instruments – Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$263,414,745	$ 7,000,500	$ 4,087	$270,419,332
Short-Term Investment	1,113,194	-	-	1,113,194
	$264,527,939	$ 7,000,500	$ 4,087	$271,532,526

* Industry classifications for these categories are detailed in the Schedule of Investments.

Semi-Annual Report| 17

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2022 (UNAUDITED)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Level 3
Balance as of 12/31/2021	$4,077
Accrued Accretion/(Amortization)	-
Change in Unrealized Appreciation/(Depreciation)	-
Realized Gain/(Loss)	-
Purchases/Sales	10
Transfers In/(Out) of Level 3	-
Balance as of 6/30/2022	$4,087

The Level 3 valuation technique and significant unobservable inputs used for the Fund’s investment is the valuation of the security based on the latest available market value provided by the Company.

NOTE 4 - Investment Advisory Agreement and Other Related Party Transactions

The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, (“The Advisor”) whereby The Advisor receives a fee of 1% per year on the net assets of the Fund.  All fees are computed on the daily closing net asset value of the Fund and are payable monthly. The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000.

The management fee for the six months ended June 30, 2022, as computed pursuant to the investment advisory agreement, totaled $1,621,768. The management fee is the only revenue for the Advisor and the Advisor's expenses are paid out of this revenue.

Mr. Mark Mulholland is the sole director of The Advisor and is also the President of the Fund. In addition, Mr. Mulholland is a registered representative at Boenning & Scattergood Inc (“Boenning”). At Boenning, Mr. Mulholland is the broker of record for 88 non-discretionary brokerage accounts with approximately $94 million in assets. During the previous 5 years ended June 30, 2022, the Fund placed 1 portfolio trade through Boenning, for which Mr. Mulholland received $0 in commission. Mr. Mulholland does receive commissions when placing trades through Boenning for his Boenning clients.  Additionally, some of Mr. Mulholland’s Boenning clients may buy the same securities that are in the Fund’s portfolio, sometimes on the same day as the Fund.

Boenning is not otherwise associated with Matthew 25 Fund or The Advisor and is not responsible for any of the investment advice rendered to the Fund by The Advisor or Mr. Mulholland.

The Fund’s Chief Compliance Officer is the sister of an interested Trustee of the Fund.

NOTE 5 - Investments

For the six months ended June 30, 2022, purchases and sales of investment securities other than short-term investments aggregated $40,513,108 and $54,802,194, respectively.

Semi-Annual Report| 18

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2022 (UNAUDITED)

NOTE 6 - Capital Share Transactions

As of June 30, 2022, there were 100,000,000 shares of $0.01 per value capital stock authorized. The total par value and paid-in capital totaled $146,289,383. Transactions in capital stock were as follows:

	June 30, 2022		December 31, 2021
	Shares	Amount	Shares	Amount
Shares sold	129,837	$ 4,081,469	262,454	$ 9,668,357
Shares reinvested	-	-	1,095,636	38,139,108
Redemption fees	-	2,265	-	37,917
Shares redeemed	(588,938)	(18,391,526)	(1,070,690)	(38,097,795)
Net increase/(decrease)	(459,101)	$(14,307,792)	287,400	$ 9,747,587

NOTE 7 - Redemption Fee

To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions. For the six months ended June 30, 2022, the Fund received $2,265 in redemption fees that were reclassified to paid-in capital.

NOTE 8 – Tax Matters

As of December 31, 2021, the tax basis unrealized appreciation (depreciation) and cost of investment securities, including short-term investments, were as follows:

Federal tax cost of investments +

$   174,231,345

Gross tax unrealized appreciation on investments

$   204,011,070

Gross tax unrealized depreciation on investments

      (1,847,079)

Net tax unrealized appreciation

$   202,163,991

The Fund’s distributable earnings on a tax basis is determined only at the end of each fiscal year. As of December 31, 2021, the Fund’s most recent fiscal year end, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income

                       $ 941,844

Undistributed capital gain

    12,695,608

Unrealized appreciation

  202,163,991

Total distributable earnings

$215,801,443

+ The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes.

Ordinary income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from the character of net investment income or net realized gains presented in the financial statements in accordance with U.S. GAAP.

Semi-Annual Report| 19

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2022 (UNAUDITED)

The tax character of distributions paid during the fiscal years ended December 31, 2021 and 2020 are as follows:

	12/31/2021	12/31/2020
Ordinary income	$ 2,547,663	$ 1,735,616
Long-term capital gain	38,199,478	32,614,115
Total	$ 40,747,141	$ 34,349,731

There were no distributions paid during the six months ended June 30, 2022.

NOTE 9 - Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended. As of June 30, 2022, National Financial Services Corp., for the benefit of its customers, owned approximately 28% of the Fund.

NOTE 10 – Commitments & Contingencies

In the normal course of business, the Fund enters into contracts that contain general indemnifications to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

NOTE 11 – Market Risk

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

Semi-Annual Report| 20

MATTHEW 25 FUND

EXPENSE EXAMPLE

JUNE 30, 2022 (UNAUDITED)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) direct costs, such as IRA fees, and transaction costs which consist of redemption fees; and (2) indirect costs, including management fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2022 to June 30, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.  IRAs with less than $10,000 may be charged $8 annually for IRA Custodian Fees at the discretion of the Fund's Management or Trustees.  This $8 fee is not reflected in the table below. To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions. The 2% redemption fee is not reflected in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as IRA fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if IRA fees were included your costs would be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2022	June 30, 2022	January 1, 2022 through June 30, 2022

Actual	$1,000.00	$756.43	$4.75
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.39	$5.46

* Expenses are equal to the Fund's annualized expense ratio of 1.09%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Semi-Annual Report| 21

MATTHEW 25 FUND

ADDITIONAL INFORMATION

JUNE 30, 2022 (UNAUDITED)

PROXY VOTING GUIDELINES

Matthew 25 Management Corp., the Fund's Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility and a record of the Fund’s proxy votes for the most recent twelve month period ended June 30, are available without charge, upon request, by calling toll free 1-888-M25-FUND. The Proxy Voting Record is also available on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Forms N-PORT are available on the SEC's website at http://www.sec.gov.  The Fund's Forms N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal six months ended June 30, 2022, the Board of Trustees reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Trustees concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Semi-Annual Report| 22

MATTHEW 25 FUND

BOARD OF TRUSTEES

JUNE 30, 2022 (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Trustees. Information pertaining to the Trustees of the Fund are set forth below.  The Fund's Statement of Additional Information includes additional information about the Fund's Trustees, and is available without charge, by calling 1-888-M25-FUND.  Each Trustee may be contacted by writing to the Trustee c/o Matthew 25 Fund, 715 Twining Road, Suite 212, Dresher, PA 19025.

Name and Age	Position with Fund	Length of Time Served with the Trust	Principal Occupation During Last Five Years	Other Directorships
INDEPENDENT TRUSTEES

Philip J. Cinelli, D.O. Age 62	Trustee	Trustee since 1996	Physician in Family Practice	None
Samuel B. Clement Age 64	Trustee	Trustee since 1996	Stockbroker with Securities of America	None
Linda Guendelsberger Age 62	Trustee Secretary of Fund	Trustee since 1996	Partner LG Legacy Group, LLC	None
Scott Satell Age 59	Trustee	Trustee since 1996	President of SAS 66 Enterprises, LLC Since 6/2018. Manufacturer's Representative with BPI Ltd Until 6/2018.	None
INTERESTED TRUSTEES

Steven D. Buck, Esq. Age 62	Trustee	Trustee since 1996	Attorney and Shareholder with Stevens & Lee	None
Mark Mulholland Age 62	Trustee President of Fund	Trustee since 1996	President of Matthew 25 Fund President of Matthew 25 Management Corp. and registered representative with Boenning & Scattergood Inc.	None

Mr. Buck and Mr. Mulholland are Trustees of the Fund and are considered "interested persons" as defined by the Investment Company Act of 1940.  Mr. Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser.  Mr. Buck is an interested person as long as he or his law firm provides legal advice to the Fund for compensation.  Additionally, Mr. Buck's sister Lesley Buck is the Chief Compliance Officer of Matthew 25 Fund.

Semi-Annual Report| 23

Matthew 25 Fund

Item 2. Code of Ethics  Not applicable.

Item 3. Audit Committee Financial Expert  Not applicable.

Item 4. Principal Accountant Fees and Services  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  The registrant’s president and chief financial officer has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)

Internal Controls. There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(b) under the 1940 Act that occurred during the registrant’s first fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CERT.  Filed herewith.

(a)(2)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matthew 25 Fund

By: /s/Mark Mulholland

      *Mark Mulholland

       President, Chief Financial Officer

Date: August 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Mark Mulholland

      *Mark Mulholland

       President, Chief Financial Officer

Date: August 24, 2022

*Print the name and title of each signing officer under his or her signature.